UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

Neoleukin Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360-1616 Eastlake Avenue E,

Seattle, Washington 98102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 732-2133

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001	NLTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 5, 2020, Neoleukin Therapeutics, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and the following proposals were adopted:

1.

Election of two Class III Directors, M. Cantey Boyd and Todd Simpson, each to serve a three-year term, which will expire at the 2023 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until such director’s earlier resignation or removal. The vote tally was as follows:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
M. Cantey Boyd	29,194,490	9,645	3,608,029
Todd Simpson	29,137,371	66,764	3,608,029
2.	Approval of the Company’s 2020 Employee Stock Purchase Plan. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
29,181,606	20,027	2,502	3,608,029
3.	Ratification of appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
29,565,267	3,240,170	6,727
4.	Approval, by a non-binding advisory vote, of the compensation paid by the Company to its named executive officers. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
29,174,979	27,519	1,637	3,608,029
5.

Approval of the one year option for whether future non-binding advisory votes on the compensation paid by the Company to its named executive officers should be held every one, two or three years. The vote tally was as follows:

One Year	Two Years	Three Years	Shares Abstaining	Broker Non-Votes
24,818,775	4,351,683	26,691	6,986	3,608,029

In accordance with the recommendation of the Board of Directors, the Company’s stockholders approved, on an advisory basis, one year as the frequency for holding future advisory votes to approve the Company’s executive compensation. In light of such stockholder approval, on May 5, 2020 the Board of Directors determined to hold an advisory vote on the compensation of the Company's named executive officers on an annual basis until the next required vote on the frequency of holding an advisory vote to approve executive compensation.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Neoleukin Therapeutics, Inc. 2020 Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neoleukin Therapeutics, Inc.

Date: May 6, 2020	By:	/s/ Robert Ho
Robert Ho
Chief Financial Officer